UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2011

LADENBURG THALMANN FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-15799	65-0701248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, 12th Floor, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 409-2000

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Ladenburg Thalmann Financial Services Inc. ("LTFS”) previously filed a Current Report on Form 8-K dated November 4, 2011 (the "Current Report") with the Securities and Exchange Commission on November 9, 2011 to report the acquisition by LTFS of the outstanding capital stock of Securities America Financial Corporation.  The purpose of this amendment to the Current Report is to include the financial statements required under Item 9.01.  Except for the foregoing, this Form 8-K/A No. 1 effects no other changes to the Current Report.

Item 9.01.   Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated statements of financial condition of Securities America Financial Corporation and its subsidiaries (collectively, "SAFC") at December 31, 2010 and 2009 and the audited consolidated statements of income, statements of stockholder's equity and statements of cash flows of SAFC for the years ended December 31, 2010, 2009 and 2008 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The condensed consolidated statements of financial condition of SAFC at September 30, 2011 (unaudited) and December 31, 2010 (audited) and the unaudited condensed consolidated statements of income and statements of cash flows of SAFC for the nine months ended September 30, 2011 and 2010 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of LTFS and SAFC at September 30, 2011 and the unaudited pro forma condensed consolidated statements of operations of LTFS and SAFC for the nine months ended September 30, 2011 and the twelve months ended December 31, 2010 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1
Audited consolidated statements of financial condition of SAFC at December 31, 2010 and 2009 and the audited consolidated statements of income, statements of stockholder's equity and statements of cash flows of SAFC for the years ended December 31, 2010, 2009 and 2008.

99.2
Condensed consolidated statements of financial condition of SAFC at September 30, 2011 (unaudited) and December 31, 2010 (audited) and the unaudited condensed consolidated statements of income and statements of cash flows of SAFC for the nine months ended September 30, 2011 and 2010.

99.3
Unaudited pro forma condensed consolidated balance sheet of LTFS and SAFC at September 30, 2011 and the unaudited pro forma condensed consolidated statements of operations of LTFS and SAFC for the nine months ended September 30, 2011 and the twelve months ended December 31, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 20, 2012

LADENBURG THALMANN FINANCIAL SERVICES INC.

By:	/s/ Brett H. Kaufman
	Name:	Brett H. Kaufman
	Title:	Senior Vice President and Chief Financial Officer